EliteDesigns® Variable Annuity	EliteDesigns® Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 800 Westchester Ave., Suite 641 N Rye Brook, New York 10573

Supplement Dated September 7, 2012,
To Prospectus Dated May 1, 2012

Effective September 27, 20121, the Lord Abbett Series Capital Structure VC Subaccount will change its name to the Lord Abbett Series Calibrated Dividend Growth VC Subaccount. All references to the former name in the Prospectus dated May 1, 2012 are hereby changed to reflect the new name effective September 27, 2012.

Please Retain This Supplement For Future Reference